SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:
[X]   Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive  Proxy  Statement
[ ]   Definitive  Additional  Materials
[ ]   Soliciting  Material  Under  Sec.  240.14a-12



                    PERFORMANCE  CAPITAL  MANAGEMENT,  LLC
                    --------------------------------------
                (Name of Registrant as Specified in Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required
[ ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate  number  of  securities  to  which  transaction  applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed  maximum  aggregate  value  of  transaction:

          ----------------------------------------------------------------------
     5)   Total  fee  paid:


[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  Previously  Paid:____________________________________________
     2)  Form  Schedule  or  Registration  Statement  No.:____________________
     3)  Filing  Party:_______________________________________________________
     4)  Date  Filed:_________________________________________________________

                               [PCMLLC LETTERHEAD]




April  28,  2003


Dear  Member:

     You are cordially invited to attend the 2003 Annual Meeting of Members of Performance Capital Management, LLC, which will be held at our offices, located at 222 South Harbor Blvd., Suite 400, Anaheim, California 92805, on Monday, June 9, 2003, at 10:00 a.m., local time.

     The Notice of 2003 Annual Meeting of Members and a Proxy Statement, which describe the formal business to be conducted at the meeting, accompany this letter. Our 2002 Annual Report on Form 10-KSB is also enclosed for your information.

     All Members entitled to vote are invited to attend the Annual Meeting. However, to ensure your representation at the Annual Meeting, you are urged to complete, date, sign and return the enclosed Proxy Card (a postage-prepaid envelope is enclosed for that purpose).

     YOUR LLC UNITS CANNOT BE VOTED UNLESS YOU DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD OR ATTEND THE ANNUAL MEETING IN PERSON. Regardless of the number of LLC Units you own, your careful consideration of, and vote upon, the matters before the Members are important.

     I  look  forward  very  much  to  seeing  you  on  June  9th.


                                   Sincerely,

                                   PERFORMANCE CAPITAL MANAGEMENT, LLC



                                   David J. Caldwell
                                   Chief Operations Officer

                       PERFORMANCE CAPITAL MANAGEMENT, LLC
                        222 South Harbor Blvd., Suite 400
                           Anaheim, California  92805

================================================================================

                    NOTICE OF 2003 ANNUAL MEETING OF MEMBERS
                           TO BE HELD ON JUNE 9, 2003

================================================================================

To  our  Members:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Members of Performance Capital Management, LLC, a California limited liability company, will be held on Monday, June 9, 2003, at 10:00 a.m., local time, at our offices, located at 222 South Harbor Blvd., Suite 400, Anaheim, California 92805. The purposes of the Annual Meeting are:

     1. To approve the Second Amendment to the Operating Agreement to provide for classes and staggered terms for Performance Capital Management, LLC directors;

     2. To elect seven directors to serve either a two-year term or staggered terms of one and two years and until each director's successor has been duly elected and qualified;

     3. To ratify the appointment of Moore Stephens Wurth Frazer and Torbet, LLP, as independent auditors for Performance Capital Management, LLC for the fiscal year ending December 31, 2003; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Members of record on the books of Performance Capital Management, LLC at the close of business on APRIL 15, 2003 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

ALL MEMBERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. MEMBERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY VOTED BY PROXY.

                                   By Order of the Board of Directors,



                                   William D. Constantino
                                   Chief Legal Officer


Anaheim,  California
April  28,  2003

                       PERFORMANCE CAPITAL MANAGEMENT, LLC
                        222 SOUTH HARBOR BLVD., SUITE 400
                            ANAHEIM, CALIFORNIA 92805

================================================================================

                                 PROXY STATEMENT

          ANNUAL MEETING OF MEMBERS TO BE HELD ON MONDAY, JUNE 9, 2003

================================================================================

                                     GENERAL

This Proxy Statement is furnished to the Members of Performance Capital Management, LLC, a California limited liability company, in connection with the solicitation of proxies by the Board of Directors of Performance Capital Management, LLC (also referred to as the "Board"). The proxies are to be voted at the 2003 Annual Meeting of Members of Performance Capital Management, LLC (the "Annual Meeting") to be held at our offices located at 222 South Harbor Blvd., Suite 400, Anaheim, California, at 10:00 a.m., local time, on Monday, June 9, 2003, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice. The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, LLC Units represented by all duly executed proxies received by the Board will be voted with respect thereto in accordance with the best judgment of the persons designated as the proxies. This Proxy Statement and the accompanying form of Proxy Card have been mailed to Members on or about April 28, 2003.

Our principal offices are located at 222 South Harbor Blvd., Suite 400, Anaheim, California, 92805 and our telephone number is 714.502.3736.

We will pay all costs of solicitation, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Proxy Card and any additional information furnished to Members. No additional compensation will be paid to directors, officers or other regular employees for their services in connection with this proxy solicitation.

ANNUAL  REPORT

An Annual Report to Members (the "Annual Report"), containing financial statements for the period from inception, February 4, 2002, through December 31, 2002, accompanies this Proxy Statement. Members are referred to the Annual Report for financial and other information about the activities of Performance Capital Management, LLC. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

We will furnish to you any exhibit described in the list accompanying the Annual Report, upon the payment, in advance, of the specified reasonable fees related to our furnishing of such exhibit(s). Requests for copies of the Annual Report and/or exhibit(s) should be directed to Harvey "Bud" Webb, Member Relations, at Performance Capital Management, LLC's principal address at 222 South Harbor Blvd., Suite 400, Anaheim, California, 92805 or by calling 714.502.3736. In the alternative, you may find the Annual Report and the exhibits to the Annual Report on the Security and Exchange Commission's web-site at www.sec.gov.

RECORD  DATE  AND  VOTING  RIGHTS

Only holders of record of our LLC Units at the close of business on April 15, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, we had 547,828 voting LLC Units outstanding. Each LLC Unit is entitled to one vote at the Annual Meeting.

The  following table summarizes the voting requirements for the three proposals:

PROPOSAL                                   VOTE REQUIRED
--------------------------------------------------------------------------------------------------
Proposal No. 1: Approval of the            The affirmative vote of a majority of the LLC Units
amendment to our Operating Agreement       held by Members present in person or by proxy at the
to provide for staggered terms for our     meeting.
directors.
--------------------------------------------------------------------------------------------------
Proposal No. 2: Election of seven          Election of directors is by the affirmative vote of a
directors.                                 majority of the LLC Units held by Members present in
                                           person or by proxy at the meeting.
--------------------------------------------------------------------------------------------------
Proposal No. 3: Ratification of our        The affirmative vote of a majority of the LLC Units
Board's appointment of Moore Stephens      held by Members present in person or by proxy at the
Wurth Frazer and Torbet, LLP as the        meeting.
company's auditors for fiscal year ending
December 31, 2003.
--------------------------------------------------------------------------------------------------

QUORUM

Members present in person or by proxy whose aggregate number of voting LLC Units exceed one-third of our issued and outstanding voting LLC Units constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions will be included in determining the presence of a quorum at the Annual Meeting.
However,  an  absention  will  count  as  a  vote  against  the  proposal.

LIST  OF  MEMBERS  ENTITLED  TO  VOTE

At least 10 days before the Annual Meeting, our Chief Legal Officer will make a complete list of the Members entitled to vote at the Annual Meeting arranged in alphabetical order, with the address of and number of LLC Units held by each Member. The list will be kept on file at the principal offices of Performance Capital Management, LLC and will be subject to inspection by any Member at any time during normal business hours. The list will also be present for inspection at the Annual Meeting.

ATTENDANCE  AND  VOTING  AT  THE  ANNUAL  MEETING

If you own voting LLC Units of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a Proxy Card. We encourage you to vote your shares in advance of the Annual Meeting date, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

PROXY  VOTING  PROCEDURES

LLC Units for which Proxy Cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors, and "FOR" the other proposals to be voted on at the Annual Meeting. It is not expected that any matters other than those referred to in the Notice and this Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your LLC Units may be voted by proxy depends on how your LLC Units are held. If you own LLC Units of record, meaning that your LLC Units are represented by certificates or book entries in your name so that you appear as a voting Member on our records, a Proxy Card for voting those LLC Units will be included with this Proxy Statement. YOU MAY VOTE THOSE LLC UNITS BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD IN THE ENCLOSED ENVELOPE.

REVOCATION

Any Member holding voting LLC Units of record may revoke a previously granted proxy at any time before it is voted by delivering to our Chief Legal Officer a written notice of revocation or a duly executed Proxy Card bearing a later date or by attending the Annual Meeting and voting in person.

DATE  AND  TIME  OF  OPENING  AND  CLOSING  OF  THE  POLLS

The date and time of the opening of the polls for the Annual Meeting shall be 10:00 a.m., local time, on Monday, June 9, 2003. The time of the closing of the polls for voting shall be announced at the Annual Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a Member, determines otherwise.

INTEREST  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON

Our directors and executive officers do not have any substantial interest in the matters to be acted upon at the Annual Meeting except that staggered terms, as provided in Proposal No. 1, will make it more difficult for Members to effect a change in control of our Board of Directors.

CHANGE  IN  CONTROL  TRANSACTION

Performance  Capital  Management,  LLC is a new entity that was formed by a U.S.
Chapter 11 Trustee and the Official Committee of Equity Security Holders in January 2002 for the purpose of reorganizing six entities that had voluntarily filed bankruptcy petitions in late December 1998 with the United States Bankruptcy Court for the Central District of California, Santa Ana Division (the "Bankruptcy Court"). Two of the six reorganized entities had a class of limited partnership interests registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the bankruptcy filings. Performance Capital Management, LLC is considered a successor entity to the six companies emerging from bankruptcy, including two public companies, Performance Asset Management Fund III, Ltd. and Performance Asset Management Fund IV, Ltd. The Bankruptcy Court order approving the Plan of Reorganization was entered on January 24, 2002 and, following a ten day appeals period, became effective on February 4, 2002.

We are not aware of any arrangement that would upset the control mechanisms currently in place over Performance Capital Management, LLC. Although it is conceivable that a third party could attempt a hostile takeover of Performance Capital Management, LLC, we have not received notice of any such effort.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

To our knowledge, the following table sets forth information with respect to the beneficial ownership of our securities as of April 15, 2003 by:

     - each person known by us to beneficially own more than 5% of our voting securities;
     -    each  of  our  executive  officers;
     -    each  of  our  directors;  and
     -    all  of  our  executive  officers  and  directors  as  a  group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o Performance Capital Management, LLC, 222 South Harbor Blvd., Suite 400, Anaheim, California 92805. Subject to applicable community property laws, the persons named in the table have sole voting power with respect to all LLC Units shown as beneficially owned by them. The number of LLC Units entitled to vote outstanding as of April 15, 2003 was 547,828. Except as noted otherwise, the amounts reflected below are based upon information provided to us and in filings with the Securities and Exchange Commission.

                                                            NUMBER OF UNITS   PERCENT OF
NAME OF BENEFICIAL OWNER                                                     OUTSTANDING
----------------------------------------------------------  ---------------  ------------
Larisa Gadd, Co-Chairperson of the Board                              4,777            *
----------------------------------------------------------  ---------------  ------------
Lester T. Bishop, Co-Chairperson of the Board                           398            *
----------------------------------------------------------  ---------------  ------------
Larry C. Smith, Director                                                995            *
----------------------------------------------------------  ---------------  ------------
David Barnhizer, Director                                             1,094            *
----------------------------------------------------------  ---------------  ------------
Rodney Woodworth, Director                                            2,239            *
----------------------------------------------------------  ---------------  ------------
Sanford Lakoff, Director                                              1,593            *
----------------------------------------------------------  ---------------  ------------
Robert R. Price, Director                                                 0            *
----------------------------------------------------------  ---------------  ------------
David J. Caldwell, Chief Operations Officer                               0            *
----------------------------------------------------------  ---------------  ------------
Edward M. Rucker, Accounting Manager                                      0            *
----------------------------------------------------------  ---------------  ------------
Darren S. Bard, Chief Information Officer                                 0            *
----------------------------------------------------------  ---------------  ------------
Wendy L. Curran, Chief Officer of Human Resources                         0            *
----------------------------------------------------------  ---------------  ------------
William D. Constantino, Chief Legal Officer                               0            *
----------------------------------------------------------  ---------------  ------------
ALL EXECUTIVE OFFICERS & DIRECTORS AS A GROUP (12 Persons)           11,096          2.0%
----------------------------------------------------------  ---------------  ------------

      *  Less  than  1%.

================================================================================

PROPOSAL NO. 1: AMENDING OUR OPERATING AGREEMENT TO PROVIDE FOR STAGGERED TERMS FOR OUR DIRECTORS

================================================================================

Our Board of Directors determined that it is in the best interests of Performance Capital Management, LLC to establish classes of directors with staggered terms as a means of preserving the continuity of our Board of Directors. If this proposal is approved at the Annual Meeting, our directors will be divided into two classes as described in Proposal No. 2.

A staggered Board affects every election of directors. The staggered system of electing directors makes it more difficult for Members to change the majority of directors, even when the only reason for the change may be the performance of the present directors. Changing the majority of directors under the staggered system requires two separate annual meetings, while under the current system of electing directors only one annual meeting is necessary to change all of the directors. The primary objective is to preserve the continuity of the Board. As an anti-takeover measure, the effect is to prevent Members from immediately seizing control of the Board, either through equity acquisitions or a proxy contest.

In addition our Operating Agreement provides that special meetings of Members may be called by our Board or by Members who in aggregate held at least ten percent (10%) of our outstanding voting LLC Units. Since our LLC Units are widely held and held in small increments, our Members may have difficulty convening a special meeting to remove a director.

At a meeting held on April 14, 2002, our Board adopted and approved a Second Amendment to our Operating Agreement adding a provision for classes of directors and staggered terms. A copy of the Second Amendment to Operating Agreement is attached hereto as Appendix B for your review.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SECOND AMENDMENT TO OUR OPERATING AGREEMENT.

================================================================================

PROPOSAL  NO.  2:  ELECTION  OF  DIRECTORS

================================================================================


Our Board of Directors has proposed that seven nominees be elected at the Annual Meeting, each of whom shall hold office for one or two years, as provided below, and until his or her successor shall have been elected and qualified. Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying Proxy Card to vote LLC Units represented by properly executed proxies for the election of such nominees. Although our Board anticipates that the seven nominees will be available to serve as directors of Performance Capital Management, LLC, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by our Board.


                       NOMINEES FOR THE BOARD OF DIRECTORS

The following persons currently serve and have been nominated to continue to serve as our directors. If approved at the Annual Meeting, Proposal No. 1 would amend our Operating Agreement to provide for classes of directors and staggered terms. The purpose of staggered terms is to avoid the need to replace our entire Board at each annual meeting of the Members. If Proposal No. 1 is approved by our Members, our Board will be divided into two classes, with each class to be as nearly equal in number as possible, as specified by resolution of our Board. The term of office of directors of the first class shall expire at the first annual meeting of Members after their election. The term of office of directors of the second class shall expire at the second annual meeting after their election. At each annual meeting after such classification, a number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the second succeeding annual meeting. Absent his or her death, resignation or removal, a director shall continue to serve despite the expiration of the director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of directors.

Assuming Proposal No. 1 is adopted, the nominees for the Board of Directors will stand for election in the following classes:

Class  I  -  Initial  Term  of  One  Year
-----------------------------------------
     -    [name]
     -    [name]
     -    [name]

Class  II  -  Initial  Term  of  Two  Years
-------------------------------------------
     -    [name]
     -    [name]
     -    [name]
     -    [name]

If Proposal No. 1 is not adopted, each of the nominees for the Board of Directors will stand for election to a two-year term. Biographical information regarding each of the nominees for the Board of Directors is set forth below.


                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our directors (and nominees for election) and executive officers as of April 15, 2003.

NAME                    AGE              POSITION
----------------------  ---  --------------------------------
Larisa Gadd              40  Co-Chairperson of the Board
Lester T. Bishop         72  Co-Chairperson of the Board
Larry C. Smith           65  Director
David Barnhizer          59  Director
Rodney Woodworth         65  Director
Sanford Lakoff           71  Director
Robert R. Price          50  Director
David J. Caldwell        49  Chief Operations Officer
Edward M. Rucker         56  Accounting Manager
Darren S. Bard           35  Chief Information Officer
Wendy L. Curran          38  Chief Officer of Human Resources
William D. Constantino   52  Chief Legal Officer



All of the current directors except Mr. Robert Price were appointed to the Board of Directors on February 4, 2002. Mr. Price was appointed to the Board of Directors in June 2002 following the resignation of Mr. Lawrence Dodson in May 2002. Our Operating Agreement currently provides that directors serve two-year terms. All directors hold office until their respective successors are elected and qualified or until their earlier death, resignation or removal. Executive officers are duly elected by the Board of Directors to serve until their respective successors are elected and qualified. Our officers serve at the discretion of the Board of Directors. There are no family relationships between or among any of our directors or executive officers.

The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of our directors and executive officers has been furnished to us by each director and executive officer.

LARISA GADD. For the past 16 years, Ms. Gadd has been a business partner at Scenic Express, Inc., in Los Angeles. Scenic Express fabricates theatrical scenery for stage and screen. Ms. Gadd is also working on obtaining a doctorate degree in Natural Health and Healing from Clayton College of Natural Health. From 1987 to 1988, Ms. Gadd was an instructor at Chaffey College in Alta Loma in the area of Social Sciences. She received a B.S. degree in Psychology and English from the California State University, Fullerton in 1984 and a M.A. degree in Organizational and Applied Social Psychology from Claremont Graduate
School  in  1986.

LESTER T. BISHOP. Mr. Bishop has taught kindergarten through 12th grade students for the past 20 years. At the same time, Mr. Bishop owned solely and in partnership with others a number of privately held businesses, including Whitiok Day Camp, Good Time Promotions, Mall Munchies, Park Riviera Motel, and Imperial Executive Suites. He has also owned and managed both residential and commercial real estate. Mr. Bishop received a B.A. degree in Education from the University of California, Los Angeles in 1960 and a M.A. degree from the California State University, Los Angeles in Educational Administration in 1965 with advanced credentials in reading, counseling and teacher effectiveness.

LARRY C. SMITH. Mr. Smith retired in 1994. Prior to retirement, from 1987 to 1994, Mr. Smith was Senior Systems Engineering Manager of TRW Space Systems. In that position, Mr. Smith managed the systems engineering teams in support of classified satellite space systems development and new satellite system studies. Mr. Smith is a registered U.S. Patent Agent and holds three patents. Mr. Smith received a B.S. degree in Engineering from the University of Washington in 1959 and completed four years of graduate studies at the University of California, Los Angeles in Control Systems and Electronics.

DAVID BARNHIZER. Mr. Barnhizer is currently Professor of Law at Cleveland State University College of Law and has held that position since 1972. He teaches or has taught courses dealing primarily with business and environmental law. From 1997 to 1998, he was a Strategic Consultant to the Government of Mongolia to the Mongolian Action Programme for the 21st Century. During that same period, he was also a consultant on sustainable economic development and the creation of a Central American trade zone to the U.N. Development Program. From 1995 to 1997, he was a member of the Board of Editors for the Journal of Legal Education. Mr. Barnhizer has published nine books / manuals and approximately 30 professional articles. He received a Bachelor of Arts degree from Muskingum College in 1966, a Juris Doctor degree from Ohio State University College of Law in 1969, and a Master of Law degree from Harvard Law School in 1972.

RODNEY WOODWORTH. Mr. Woodworth retired in 1998. From 1988 to 1998, Mr. Woodworth was the Senior Vice President of Operations at Zimmerman Holdings, Inc., which is in the business of buying troubled manufacturing businesses, turning them around, growing them and then selling them. Prior to working at Zimmerman Holdings, Inc., he was the Senior Vice President of Fairchild Industries and President of its Commercial and Industrial Products Group. Mr. Woodworth is an alumni of the Stanford Graduate Business School and received a B.S. degree in Mechanical Engineering from the California State Polytechnical University, San Luis Obispo in 1960.

SANFORD LAKOFF. Mr. Lakoff is Research Professor of Political Science Emeritus at the University of California, San Diego. He has taught at UCSD since 1974, when he was appointed Founding Chair of the Department of Political Science. Mr. Lakoff has written or edited eleven books and published approximately 50 scholarly articles as well as contributing to entries in the Dictionary of the History of Ideas, the Encyclopedia of Democracy, the Encyclopedia of U.S.
Foreign Relations, and the Encyclopedia of Nationalism. He received a B.A. degree from Brandeis University in 1953. In 1959, he received his Ph.D. from Harvard University.

ROBERT R. PRICE. Mr. Price is currently President and Chief Financial Officer of Buy.com, Inc., a privately held Internet retailer, where he is responsible for the day-to-day affairs of the company and reports directly to the company's Founder, Chairman and CEO. Mr. Price is also responsible for Buy.com's overall financial strategy and activities, corporate planning and analysis, and human resources. Mr. Price joined Buy.com in February 2001, as Chief Financial Officer, and served in that position until August 2001 when he was promoted to President. From September 1995 to July 2000, Mr. Price worked at PairGain Technologies, Inc., a publicly held telecommunications equipment manufacturer. From January 2000 to July 2000, Mr. Price was Senior Vice President, Chief Financial Officer, from January 1998 to January 2000, he was Vice President and Corporate Controller, and from September 1995 to January 1998, he was Corporate Controller of PairGain Technologies. Mr. Price received his B.S. in Business Administration (emphasis in Accounting) from California Polytechnic University, Pomona in 1974.

DAVID J. CALDWELL. Mr. Caldwell is a business operations professional with over 20 years of experience in the consumer credit card industry. Before becoming Chief Operations Officer of Performance Capital Management, LLC on February 4, 2002, Mr. Caldwell was Chief Operating Officer of Performance Capital
Management, Inc., one of the predecessor companies to Performance Capital Management, LLC, from January 1998 to February 2002. As Chief Operating Officer, Mr. Caldwell is responsible for the operational activities of Performance Capital Management, LLC, including management of a collection center and the sales and acquisitions of charged off portfolios as well as the day-to-day operations of the business. From 1975 to 1998, Mr. Caldwell worked in various capacities at General Electric Capital Corporation, including Vice President of Recovery Operations for the General Electric Capital Services division from March 1997 to January 1998 and Vice President of Cardholder Operations for the Consumer Card Services division of General Electric Capital Corporation from May 1994 to March 1997. As Vice President of Recovery Operations, he was responsible for the successful operation of the Retailer Financial Services Recovery Operation, including management of the recovery call center, bankruptcy collections, payment processing unit, mailroom, facilities, petition processing, legal, probate, compliance, outside attorney collections, skip tracing, and interface with 12 outlying business centers. As Vice President of Cardholder Operations, he was responsible for the successful operation of the G.E. Rewards Mastercard call center, including managing over 500,000 incoming calls per month, leading a workforce of 215 people, and overseeing a financial budget of $5 million. Mr. Caldwell received a B.S. degree in Business Administration from Western Michigan University in 1975.

EDWARD M. RUCKER. Before becoming the Accounting Manager of Performance Capital Management, LLC on February 4, 2002, Mr. Rucker was the Accounting Manager of

Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC, from October 2001 to February 2002. As
Accounting Manager, Mr. Rucker has overall responsibility for preparing the company's accounting records and financial statements. From 1995 to August 2001, Mr. Rucker was Controller and the Chief Financial Officer of Pickard Construction, Inc., a construction firm performing as general contractor for major national firms. In that position, Mr. Rucker was responsible for the entire accounting and related financial functions of the firm. Mr. Rucker is a Certified Public Accountant. Mr. Rucker received a B.S. degree in Accounting from the California State University, Los Angeles in 1968.

DARREN S. BARD. Before becoming Chief Information Officer of Performance Capital Management, LLC on February 4, 2002, Mr. Bard was Chief Information Officer of Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC, from April 1998 to February 2002. As Chief Information Officer, Mr. Bard manages the Information Technology and Acquisitions/Sales Support Departments. Prior to becoming an officer of Performance Capital Management, Inc., from April 1996 to April 1998, Mr. Bard worked as Site Production Planning/Operations Manager at General Electric Capital Corporation. In that position, he managed the Production Planning Department consisting of 30 salaried employees and more than 600 hourly employees.

WENDY L. CURRAN. Before becoming Chief Officer of Human Resources of Performance Capital Management, LLC on February 4, 2002, Ms. Curran was Chief Officer of Human Resources of Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC, from 1997 to February 2002. As Chief Officer of Human Resources, Ms. Curran manages the Administration and Human Resources Departments, which entails implementing and enforcing current company human resources policies, facilities management, recruitment, providing training programs to build team work and management skills, payroll processing, and administration of employee benefits. Ms. Curran is certified in Human Resource Management in the State of California.

WILLIAM  D.  CONSTANTINO.  Mr.  Constantino  has  served  as  the Chief of Legal
Affairs of Performance Capital Management, LLC since it was formed in January 2002. Prior to that date, from July 2000 to January 2002, he served as Chief Legal Compliance Officer of Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC. As in-house counsel to Performance Capital Management, LLC, Mr. Constantino is responsible for ensuring that all collection procedures comply with federal and state consumer protection laws, assisting with the negotiation and purchase of portfolios, and is the general legal resource for day-to-day corporate operations. From January 1999 to July 2000, Mr. Constantino practiced law as a sole practitioner focusing on all aspects of insolvency law, including commercial and consumer collections, bankruptcy law, and civil litigation. From January 1982 to December 1998, he was managing partner in the Law Offices of Leibowitz and Constantino. That firm focused on insolvency law and consumer protection law. Mr. Constantino received a B.S. degree in Business Administration from the State University of New York, Albany in 1972 and a Juris Doctor degree from Western State University School of Law in 1979.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, our executive officers and persons who own more than ten percent of our LLC Units to file with the Securities and Exchange Commission and Performance Capital Management, LLC reports on Forms 3, 4 and 5 reflecting transactions affecting beneficial ownership. Based solely upon our review of the copies of such forms received by us, we believe that, for the period from inception, February 4, 2002 to December 31, 2002, all persons complied with such filing requirements except Ms. Gadd, Mr. Bishop, Mr. Smith, Mr. Barnhizer, Mr. Woodworth, Mr. Lakoff, Mr. Price, Mr. Dodson, Mr. Caldwell, Mr. Rucker, Mr.
Bard, Ms. Curran, and Mr. Constantino each did not timely file a Form 3 reporting their initial beneficial ownership. Our directors and officers did not realize that Performance Capital Management, LLC was a public company successor to Performance Asset Management Fund III, Ltd. and Performance Asset Management Fund IV, Ltd., and therefore did not timely file their initial reports of beneficial ownership on Form 3. Our directors and officers intend to timely file any future Forms 4 or 5. We have received a written representation from each of our directors and executive officers that no Forms 5 are required for the period ended December 31, 2002.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

Our Board of Directors held a total of 11 meetings during the fiscal year ended December 31, 2002.

Our Board of Directors has established an Audit Committee. It currently has no other committees. The Audit Committee is responsible to the full Board of Directors. The functions performed by the Audit Committee are summarized below:

The Audit Committee recommends appointment of our independent auditors, consults with the auditors concerning the scope of the audit, reviews the results of their examination, reviews and approves any material accounting policy changes affecting the company's operating results, and reviews the company's financial controls. Messrs. Price, Smith and Woodworth are members of the Audit Committee. The Audit Committee convened 2 times last year.

Each of our directors attended at least 75% of the meetings of the Board of Directors and the members of the Audit Committee attended at least 75% of the meetings held by that committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No transactions with our directors, management or other parties occurred since February 4, 2002 (inception) that would otherwise be reported under this section.

It is our current policy that all transactions with officers, directors, 5% LLC Unit holders and their affiliates be entered into only if they are approved by a majority of the disinterested directors, are on terms no less favorable to Performance Capital Management, LLC than could be obtained from unaffiliated parties, and are reasonably expected to benefit Performance Capital Management, LLC.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION
                   CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation that we have paid to our Named Executive Officers for the period from February 4, 2002 (Inception) to December 31, 2002. We do not currently have a long-term compensation plan and do not grant any long-term compensation to our executive officers. No other compensation was granted for the periods covered.


=========================================================================================================

                                        SUMMARY COMPENSATION TABLE

=========================================================================================================


                              Annual  Compensation          Long-Term  Compensation
                              ----------------------------  -----------------------------------
                                                              Awards                  Pay-Outs
                                                            ------------------------  ---------
                                                  Other                  Securities              All
                                                  Annual    Restricted   Under-                  Other
Name and             Fiscal                       Compen-   Equity       lying        LTIP       Compen-
Principal            Year    Salary     Bonus     sation    Award(s)     Options/     Payouts    sation
Position             Ended   ($)        ($)       ($)       ($)          SARs (#)     ($)        ($)
=========================================================================================================

David                  2002  $ 187,413  $ 25,000         -            -            -          -         -
Caldwell
Chief Operations
Officer

=========================================================================================================


                                        9

William                2002  $ 130,482  $ 25,000         -            -            -          -         -
Constantino
Chief Legal Officer

=========================================================================================================

Darren                 2002  $ 132,839  $ 25,000         -            -            -          -         -
Bard
Chief Information
Officer

=========================================================================================================

Wendy                  2002  $  94,650  $ 25,000         -            -            -          -         -
Curran
Chief Officer of
Human Resources

=========================================================================================================


OPTION  GRANTS

We do not have an employee option plan, nor have we granted any options to our officers or directors.

COMPENSATION  OF  DIRECTORS

Our  directors  receive  $1,500 per scheduled meeting of the Board of Directors.
The  Board  of  Directors  has  regularly  scheduled  meetings  once  per month.

All directors receive reimbursement for travel and out-of-pocket expenses incurred in connection with attendance at all meetings. Except as described above, none of our directors receive any other compensation for performance of services as a director of Performance Capital Management, LLC or a member of any committee of our Board of Directors.

EMPLOYMENT  CONTRACTS

We have entered into employment agreements with certain of our executive officers, including each of the Named Executive Officers. The employment agreements provide for initial base salaries for David Caldwell, William Constantino, Darren Bard and Wendy Curran of $200,000, $135,000, $135,000 and $100,000, respectively. Base salaries are to be adjusted periodically by the Board of Directors. The four agreements provide for a $12,500 bonus payment in February and October 2002 for each of the officers. The agreements also provide for an annual bonus at the end of the first year of employment as follows: each shall share in an equal amount with all other executives the sum of the total of all executive annual salaries times two and one half percent for each and every percentage point for which the ratio of operating expenses to gross revenues derived directly from collection activity (e.g. sales revenues collections) is less than 55% for a specific calendar year as calculated on a cash flow basis. The bonus may be amended or cancelled by the Board of Directors on the anniversary of the effective date of the employment agreements. In addition, the officers will receive in lieu of any outstanding equity or equivalent interest in Performance Capital Management, LLC, a sum equal to the total of all executive annual salaries divided by the total number of executive officers employed by us at the time of (a) Performance Capital Management, LLC becoming a "C" corporation or (b) Performance Capital Management, LLC selling substantially all of its membership units or assets. For purposes of the compensation section of the agreements, the executive officers shall be confined to the Chief Operations Officer, Chief Officer of Information Technology, Chief Officer of Legal Affairs and the Chief Human Resource Officer. The agreements provide that the executive officers shall receive the following benefits: three weeks of vacation, paid holidays, sick days and health care benefits.

The term of each employment agreement is five years commencing on July 31. On July 31 of each successive year, the term of each employment agreement is automatically extended for an additional year unless we or the officer gives 90 days advance termination notice. We reserve the right to terminate the agreement "for cause" if the officer willfully breaches or habitually neglects the duties that he or she is required to perform pursuant to the provisions of the agreement, or commits acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of his or her duties. If we terminate the agreement "for cause", we shall pay to the officer any compensation due under the agreement, including any unused vacation, prorated through the date of termination, and we shall have the option to purchase the entire ownership interest of the officer, if any, in accordance with the agreement. The executive officer may terminate the agreement by giving us at least 30 days notice in advance. Such a termination will be considered "for cause".

The agreements will not be terminated by any voluntary or involuntary dissolution of Performance Capital Management, LLC resulting from either a merger or consolidation in which Performance Capital Management, LLC is not the consolidated or surviving company, or a transfer of all or substantially all of the assets of Performance Capital Management, LLC. Any rights, benefits and obligations under the agreements are to be assigned to the surviving or resulting company or the transferee of Performance Capital Management, LLC's assets.

Each of the agreements provides that we will indemnify the executive officer, if he or she is made a party to or threatened to be made a party to, or otherwise involved in, any proceeding commenced during the employment term, or after the employment term, because the officer is or was an employee or agent of Performance Capital Management, LLC. The indemnification includes any and all expenses, judgments, fines, penalties, settlements, and other amounts, actually and reasonably incurred by the executive officer in connection with the defense or settlement of any such proceeding. The executive officer must have acted in good faith and in a manner that the officer reasonably believes to be in the best interests of Performance Capital Management, LLC and, in a criminal proceeding, the officer must have no reasonable cause to believe that his or her conduct was unlawful. Any and all expenses, including filing fees, costs of investigation, attorney's fees, messenger and delivery expenses, postage, court reporters' fees and similar fees and expenses, incurred by the executive officer in any proceeding are to be advanced by Performance Capital Management, LLC prior to the final disposition of the proceeding and subject to considerations of reasonableness at the written request of the officer, but only if the officer undertakes to repay the advanced expenses to the extent he or she is entitled to indemnification. The indemnification contemplated by the agreements is not to be deemed exclusive of any other rights the officers may have to indemnification. We have been advised that the SEC takes the position that these indemnification provisions do not affect the liability of any officer or director under applicable federal and state securities laws.


THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  EACH NOMINEE NAMED ABOVE.



================================================================================

PROPOSAL  NO.  3:  RATIFY  APPOINTMENT  OF  INDEPENDENT  AUDITORS  FOR  2003

================================================================================

Moore Stephens Wurth Frazer and Torbet, LLP served as our independent auditors for the period ended December 31, 2002, and has been selected by our Board of Directors to continue as our independent auditors for the fiscal year ending December 31, 2003.

Although the appointment of Moore Stephens Wurth Frazer and Torbet, LLP is not required to be submitted to a vote of the Members, the Board believes it appropriate as a matter of policy to request that the Members ratify the appointment of the independent public accountants for the fiscal year ending December 31, 2003. In the event that the votes in opposition to ratification exceed the votes in favor of ratification, the adverse vote will be considered as a direction to our Board of Directors to select other auditors for the fiscal year ending December 31, 2003.

A representative from Moore Stephens Wurth Frazer and Torbet, LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be able to respond to appropriate questions submitted either orally or in writing at the meeting.

Prior to engaging Moore Stephens Wurth Frazer and Torbet, LLP, we, or someone on our behalf, did not consult with Moore Stephens Wurth Frazer and Torbet, LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was provided by Moore Stephens Wurth Frazer and Torbet, LLP that was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue. We have furnished the above disclosure, made in response to Item 304 of Regulation S-B, to Moore Stephens Wurth Frazer and Torbet, LLP for their review.

During the period ended December 31, 2002, Moore Stephens Wurth Frazer and Torbet, LLP billed us the fees set forth below in connection with services rendered by that firm to us.

AUDIT FEES. For professional services rendered by Moore Stephens Wurth Frazer and Torbet, LLP for the audit of our Balance Sheet as of February 4, 2002 (inception), Moore Stephens Wurth Frazer and Torbet, LLP billed us fees in the amount of $31,000. For the review of our unaudited quarterly financial statements during the period from February 4, 2002 through December 31, 2002, Moore Stephens Wurth Frazer and Torbet, LLP billed us fees in the aggregate amount of $30,000. For the audit of our financial statements for the period from February 4, 2002 to December 31, 2002, Moore Stephens Wurth Frazer and Torbet, LLP has billed us fees in the amount of $69,379.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. For the period ended December 31, 2002, Moore Stephens Wurth Frazer and Torbet, LLP did not render professional services to us in connection with (i) directly or indirectly operating, or supervising the operation of our information system or managing our local area network, (ii) designing or implementing a hardware or software system that aggregates source data underlying our financial statements or generates information that is significant to our financial statements taken as a whole or (iii) assessing, designing and implementing internal accounting controls and risk management controls. Therefore, Moore Stephens Wurth Frazer and Torbet, LLP did not bill us fees for such types of services because no such services were rendered.

ALL OTHER FEES. For professional services other than those described above rendered by Moore Stephens Wurth Frazer and Torbet, LLP to us in connection with the period ended December 31, 2002, Moore Stephens Wurth Frazer and Torbet, LLP billed us fees in the aggregate amount of $51,716 for attendance at Board meetings, review of SEC filings and tax services.

Pursuant to Item 9(e) of Schedule 14A, our Audit Committee has considered the provision of services provided in the above referenced items and has determined that the provision of these services is compatible with maintaining Moore Stephens Wurth Frazer and Torbet, LLP's independence.

There were no hours expended on Moore Stephens Wurth Frazer and Torbet, LLP's engagement to audit our financial statements for the most recent fiscal period that were attributed to work performed by persons other than the Moore Stephens Wurth Frazer and Torbet, LLP's full-time, permanent employees.

AUDIT  COMMITTEE  REPORT

The Audit Committee of the Board of Directors is composed of three directors, each of whom is independent as defined by Nasdaq Market Listing rules. The Audit Committee operates under a written Audit Committee Charter, which was adopted by the Board of Directors in February 2003. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement.

The Audit Committee is responsible for, among other things, monitoring the integrity and adequacy of Performance Capital Management, LLC's financial information, control systems, and reporting practices, and for recommending to the Board of Directors for ratification by the Members the Audit Committee's appointment of independent auditors for Performance Capital Management, LLC. The Audit Committee has appointed and the Board of Directors has recommended to the Members ratification of the appointment of Moore Stephens Wurth Frazer and Torbet, LLP as Performance Capital Management, LLC's independent auditor for the fiscal year ending December 31, 2003.

The Board of Directors designated Robert R. Price as an "audit committee financial expert" as defined by the Securities and Exchange Commission rules; however, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the company's audited financial statements for the period from February 4, 2002 (inception) to December 31, 2002 with management, which has primary responsibility for the financial statements. The Audit Committee has discussed with Moore Stephens Wurth Frazer and Torbet, LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has discussed with Moore Stephens Wurth Frazer and Torbet, LLP the auditors' independence from Performance Capital Management, LLC and management and has received from Moore Stephens Wurth Frazer and Torbet, LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

The Audit Committee has considered whether the services provided by Moore Stephens Wurth Frazer and Torbet, LLP are compatible with maintaining the independence of Moore Stephens Wurth Frazer and Torbet, LLP and has concluded that the independence of Moore Stephens Wurth Frazer and Torbet, LLP is maintained and not compromised by the services provided.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Performance Capital Management, LLC's Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                             Respectfully  Submitted  by  the  Audit  Committee,

                             Robert  R.  Price
                             Larry  C.  Smith
                             Rodney  Woodworth



OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF MOORE STEPHENS WURTH FRAZER AND TORBET, LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                      ____________________________________


PROPOSALS  OF  MEMBERS

A Member proposal is a Member's recommendation or requirement that we and/or our Board of Directors take certain action, which the Member intends to present at a meeting of our Members. The proposal should state as clearly as possible the course of action that the Member believes we should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words.

Proposals received from Members are given careful consideration by us in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Member proposals are eligible for consideration for inclusion in the proxy statement for the 2004 Annual Meeting of Members if they are received by us on or before January 4, 2004. Any Member proposal should be directed to the attention of the Chief Legal Officer, Performance Capital Management, LLC, at 222 South Harbor Blvd., Suite 400, Anaheim, California, 92805.

In order for a Member proposal submitted OUTSIDE of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received by us on or before March 15, 2004. We will have discretionary authority with respect to Member proposals submitted for consideration at the 2004 Annual Meeting of Members that are not "timely" within the meaning of Rule 14a-4(c). We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL  INFORMATION

Members should direct communications regarding change of address, requests for transfer of LLC Unit ownership or lost LLC Unit certificates to Performance Capital Management, LLC, Attn: Harvey "Bud" Webb, Member Relations, 222 South Harbor Blvd., Suite 400, Anaheim, California, 92805. Mr. Webb may also be reached by telephone at 714.502.3736 or by facsimile at (714) 502-3733.

OTHER  MATTERS

We know of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not presently known or determined properly come before the Annual Meeting, the persons named as proxies in the enclosed Proxy Card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.


                                       By  Order  of  the  Board  of  Directors,



                                       David  J.  Caldwell
                                       Chief  Operations  Officer

Anaheim,  California
April  28  2003

                               INDEX TO APPENDICES


Appendix       Description
--------       -----------

    A          Audit  Committee  Charter

    B Second Amendment to Operating Agreement for Performance Capital Management, LLC

                                   APPENDIX A
                                   ----------

                             AUDIT COMMITTEE CHARTER

                                       OF

                       PERFORMANCE CAPITAL MANAGEMENT, LLC

     This Audit Committee Charter ("Charter") is the duly adopted governing document of the Performance Capital Management, LLC (the "Company") Audit Committee, a duly constituted committee of the Company's Board of Directors ("Board").

     PURPOSE. The Audit Committee is appointed by the Board to assist the Board in monitoring: (1) the integrity of the financial statements of the Company; (2) the independent auditor's qualifications and independence; (3) the performance of the Company's internal audit function and independent auditors; and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

     COMMITTEE MEMBERSHIP. The Audit Committee shall be comprised of at least two members. The members of the Audit Committee shall meet the independence and experience requirements of the securities laws and the rules and regulations of the Securities and Exchange Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit Committee members may be replaced by the Board. The following persons shall not be considered independent:

               a. A director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

               b. A director who accepts any compensation from the Company or any of its affiliates during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

               c. A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

               d. A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;


                       Performance Capital Management, LLC
                             Audit Committee Charter
                                     1 OF 6

               e. A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

In order to be considered to be independent, a member of the Audit Committee may not accept any consulting, advisory or other compensatory fee from the Company or be an affiliated person of the Company or any of its subsidiaries.

     MEETINGS. The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

     COMMITTEE AUTHORITY AND RESPONSIBILITIES. The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to ratification by the Company's members). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit
Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board. The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.


                       Performance Capital Management, LLC
                             Audit Committee Charter
                                     2 OF 6

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters
------------------------------------------

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditor's review of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.   Review and discuss quarterly reports from the independent auditors on:

     (a)  All critical accounting policies and practices to be used.

     (b) All alternative treatments of financial information within generally accepted accounting principals that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management the Company's earnings press release, if any, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.


                       Performance Capital Management, LLC
                             Audit Committee Charter
                                     3 OF 6

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Prepare a letter that complies with Item 7 of Schedule 14A under the Securities Exchange Act of 1934, as amended, for inclusion in the annual report and/or proxy statement that describes the Committee's composition and responsibilities, and how they were discharged;

10. Review disclosures made to the Audit Committee by the Company's principal executive officer and principal financial officer during their certification process for the Form 10-KSB or Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor
--------------------------------------------------------------------

11.  Review and evaluate the lead partner of the independent auditor team.

12. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the proceeding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with such issues, and (d) all relationships between the independent auditor and the Company. Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

13. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditor firm on a regular basis.


                       Performance Capital Management, LLC
                             Audit Committee Charter
                                     4 OF 6

14. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

15. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

16. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function, If Any
----------------------------------------------------------

17. Review the appointment and replacement of the senior internal auditing executive.

18. Review the significant reports to management prepared by the internal auditing department and management's responses.

19. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance  Oversight  Responsibilities
---------------------------------------

20. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary affiliated entities are in conformity with applicable legal requirements and the Company's policies and procedures. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's compliance with applicable laws and regulations and its policies and procedures.

22. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

23. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

     LIMITATION OF AUDIT COMMITTEE'S ROLE. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.


                       Performance Capital Management, LLC
                             Audit Committee Charter
                                     5 OF 6

     IN  WITNESS  WHEREOF, the undersigned hereby evidences the adoption of this
Audit  Committee  Charter  by  the  Board  on  the 10  day  of February    2003.
                                                   --          ----------------


                             Signature:   /s/  William D. Constantino
                                       --------------------------------------

                             Print Name:  William D. Constantino
                                        -------------------------------------

                             Title:       Secretary
                                   ------------------------------------------


                       Performance Capital Management, LLC
                             Audit Committee Charter
                                     6 OF 6

                                    APPENDIX B


                               SECOND AMENDMENT TO
                               OPERATING AGREEMENT
                                       FOR
                       PERFORMANCE CAPITAL MANAGEMENT, LLC
                     A CALIFORNIA LIMITED LIABILITY COMPANY

     THIS SECOND AMENDMENT TO THE OPERATING AGREEMENT FOR PERFORMANCE CAPITAL MANAGEMENT, LLC, a California limited liability company (this "Second Amendment") is made by and among PERFORMANCE ASSET MANAGEMENT FUND, LTD., a California limited liability company, PERFORMANCE ASSET MANAGEMENT FUND II, LTD., a California limited liability company, PERFORMANCE ASSET MANAGEMENT FUND III, LTD., a California limited liability company, PERFORMANCE ASSET MANAGEMENT FUND IV, LTD., a California limited liability company, and PERFORMANCE ASSET MANAGEMENT FUND V, LTD. This Second Amendment amends that certain Operating Agreement for PERFORMANCE CAPITAL MANAGEMENT, LLC, a California limited liability company (the "Operating Agreement"). Except as otherwise amended hereby, the Operating Agreement shall continue in full force and effect. Capitalized terms that are used in this Second Amendment and are defined in the Operating Agreement, as amended, shall have the same meanings herein as therein unless otherwise provided herein. The Operating Agreement is hereby amended in the following respects only.

THE FOLLOWING SECTION IS HEREBY ADDED TO THE OPERATING AGREEMENT TO READ IN FULL AS SET FORTH HEREIN:

          5.2.8     Classification of Directors.  The Directors shall be divided
                    ---------------------------
into two classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The term of office of Directors of the first class shall expire at the first annual meeting of Members after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the second succeeding annual meeting. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors.


Second Amendment to Operating Agreement - Page 1

IN WITNESS WHEREOF, the Members of PERFORMANCE CAPITAL MANAGEMENT, LLC, a California limited liability company, adopted and approved this Second Amendment, in accordance with the Operating Agreement, as amended, on the _____ day of ________________, 2003.



                                         ------------------------------------
                                         William  D.  Constantino
                                         Chief  Legal  Officer



Second Amendment to Operating Agreement - Page 2

PROXY    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      PERFORMANCE CAPITAL MANAGEMENT, LLC
                  2003 ANNUAL MEETING OF MEMBERS - JUNE 9, 2003

The undersigned Member(s) of PERFORMANCE CAPITAL MANAGEMENT, LLC, a California limited liability company (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Members and the Proxy Statement, and hereby appoints David Caldwell and Darren Bard, or either of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Members of the Company to be held on Monday, June 9, 2003, and at any adjournment(s) or postponement(s) thereof, and to vote all LLC Units that the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below and, in accordance with their discretion, on any other business that may come before the meeting:

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT. IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, YOU WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT. THIS PROXY REVOKES ALL PROXIES GIVEN BY THE UNDERSIGNED WITH RESPECT TO THE LLC UNITS COVERED HEREBY.

PROPOSAL NO. 1 - TO APPROVE THE SECOND AMENDMENT TO THE OPERATING AGREEMENT TO PROVIDE FOR CLASSES AND STAGGERED TERMS FOR THE COMPANY'S DIRECTORS.

     [ ]  For          [ ]  Against     [ ]  Abstain

PROPOSAL NO. 2 - TO ELECT SEVEN DIRECTORS TO SERVE EITHER A TWO-YEAR TERM OR STAGGERED TERMS OF ONE AND TWO YEARS AND UNTIL EACH DIRECTOR'S SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

       Nominees:     Class I - One Year Term     Class II - Two Year Term
                     -----------------------     ------------------------
                             [name]                      [name]
                             [name]                      [name]
                             [name]                      [name]
                                                         [name]

     [ ]  For the Nominees Listed above     [ ]  Withhold Authority to Vote
         (except as indicated below)             for  All  Nominees


     Instruction: To withhold authority to vote for any Nominee, write that Nominee's name on the line immediately below.


     ---------------------------------------------------------------------------


PROPOSAL NO. 3 - TO RATIFY THE APPOINTMENT OF MOORE STEPHENS WURTH FRAZER AND TORBET, LLP, AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

     [ ]  For          [ ]  Against     [ ]  Abstain






                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

NOTE: THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY EACH MEMBER(S) EXACTLY AS HIS OR HER OR ITS NAME APPEARS ON THE LLC UNIT CERTIFICATE(S), AND RETURNED
IN  THE  ENCLOSED  POSTAGE-PAID  ENVELOPE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Member(s). If you do not sign and return this proxy or attend the meeting and vote by ballot, your LLC Units cannot be voted. If you wish to vote in accordance with the Board of Directors' recommendations, just sign where indicated. You need not mark any boxes.

When LLC Units are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as its authorized officer. If a partnership, please sign in partnership name as its authorized person.



               DATED:                    ,  2003.
                     --------------------



               -----------------------------------------------------------------
               Print  name(s)  exactly  as  shown  on  LLC  Unit  Certificate(s)



               -----------------------------       -----------------------------
               Signature (and Title, if any)       Signature (if held jointly)